NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 16, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	2Q-07	2Q-07	3Q-07	4Q-07
										A*	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
U.S. Gulf of Mexico (9)
Semisubmersibles (6)
										A*	E**	E**	E**

Noble Clyde Boudreaux (b, c)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000’	Shipyard			5/31/2007	—
				Alaminos Canyon 857	Shell	6/01/2007	5/31/2009	209-211	Two-year contract with Shell to commence after upgrade.

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000’	Desoto Canyon 618	Kerr-McGee/Dominion	3/05/2007	5/31/2007	329-331	On assignment from Kerr-McGee to Dominion.
					Kerr-McGee	6/01/2007	9/30/2007	407-409
				Shipyard	Kerr-McGee	10/01/2007	12/31/2007	-
Expect to enter shipyard in 4Q 2007 for +/- 90 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period of 6/01/2007 through 3/08/2008 of $329k-$331k, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($313k-$314k) and 80% of the operating dayrate for any days in the shipyard beyond 60 days ($263k-$265k).

					Kerr-McGee	1/01/2008	3/08/2008	407-409
					Kerr-McGee	3/09/2008	3/08/2011	434-436

Noble Jim Thompson (b)	Noble EVA 4000™	1984/1999	6,000’	Mississippi Canyon 809	Shell	3/01/2007	2/28/2009	424-426

Noble Max Smith (a)	Noble EVA 4000™	1980/1999	6,000’	Garden Banks 215	Amerada Hess	3/20/2006	3/31/2008	304-306

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000’	Green Canyon 518	Anadarko	7/1/2006	5/09/2007	385-386
				Green Canyon 652	Anadarko/BHP	5/10/2007	7/09/2007	385-386
					Anadarko/Shipyard	7/10/2007	10/08/2007	—
Expect to enter shipyard late in 2Q 2007 for +/- 90 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period 7/1/2006 through 10/08/2007 of $324k-$326k, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($308k-$309k) and 80% of the operating dayrate for any days in the shipyard beyond 60 days ($259k-$261k).

					Anadarko	10/09/2007	12/31/2008	434-436

Noble Lorris Bouzigard (c)	Pentagone 85	1975/2003	4,000’	East Breaks 424	Mariner / W&T	1/26/2007	3/31/2008	172-173

Submersibles (3)

Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	Sabine Pass 8	Mariner	1/20/2007	7/19/2007	84-86	Anticipate +/- 30 days of downtime in 3Q 2007 for upgrades.			30

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	Breton Sound 52	Century	1/14/2007	6/30/2007	74-76

Noble Fri Rodli	Transworld	1979/1998	70’-C	S. Timbalier 75	Bois d’Arc	12/27/2006	6/01/2007	84-86
					Shipyard	6/02/2007	7/02/2007	—	Anticipate +/- 30 days of downtime in 2Q 2007 for regulatory inspection and upgrades.		30
					LLOG	7/03/2007	10/01/2007	69-71	Two wells +/-90 days.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 16, 2007										Estimated Unpaid Down Time Days
							ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	2Q-07	2Q-07	3Q-07	4Q-07
										A*	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
International (54) (d)
Mexico Jackups (10) (e)
										A*	E**	E**	E**

Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	7/17/2005	5/16/2007	74-76	Anticipate +/- 10 days of downtime in 3Q 2007 for regulatory inspection.			10

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/01/2006	6/04/2007	140-142
					Pemex	6/05/2007	12/03/2009	177-179

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/24/2005	6/23/2007	70-71
					Pemex	6/24/2007	12/22/2009	185-187

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex Pemex	7/07/2005 7/07/2007	7/06/2007 10/14/2007	64-65 -	Anticipate +/- 100 days of downtime in 3Q 2007/4Q 2007 for rig modifications and regulatory inspection.			87	13
					Pemex	10/15/2007	4/14/2010	170-172

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	11/01/2006	12/20/2007	166-168	Anticipate +/- 4 days of downtime in 4Q 2007 for regulatory inspection between contracts.				4
					Pemex	12/24/2007	6/25/2010	170-172

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	6/16/2005	6/15/2007	64-65
						6/16/2007	9/19/2007	-	Anticipate +/- 96 days of downtime in 2Q 2007/3Q 2007 for rig modifications and regulatory inspection.		15	81
					Pemex	9/20/2007	3/20/2010	170-172

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	5/21/2005	5/20/2007	64-65	Anticipate +/- 30 days of downtime in 2Q 2007 for regulatory inspection and modifications.		30

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/21/2005	9/20/2007	64-65	Anticipate +/- 10 days of downtime in 2Q 2007 for regulatory inspection.		10
					Pemex	9/21/2007	3/21/2010	170-172

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	8/20/2006	5/01/2007	149-151	Anticipate +/- 10 days of downtime in 2Q 2007 for regulatory inspection.		10
				Bay of Campeche	Pemex	5/02/2007	5/01/2008	149-151

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	4/07/2006	8/07/2007	119-121

Brazil Semisubmersibles (2)

Noble Paul Wolff	Noble EVA 4000™	1981/1999/ 2006	10,000’-DP	Brazil	Petrobras	1/01/2006	12/31/2007	163-165	Eligible for a maximum 20% performance bonus.
				Brazil	Petrobras	1/01/2008	12/31/2009	213-215	Rate contingent upon upgrade of unit to 10,000’ water depth capability utilizing aluminum alloy riser. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras — Downtime Extension	1/01/2010	7/06/2010	213-215
Petrobras can extend contract for contractor responsible downtime (to date — 186 days including shipyard downtime days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Noble Therald Martin (c)	Pentagone 85	1977/2004	4,000’	Brazil	Petrobras	12/06/2006	4/10/2007	-	Experienced +/- 100 days of downtime during 1Q 2007/2Q 2007 to complete repairs.	10
				Brazil	Petrobras	4/11/2007	8/31/2008	113-115	Resume 22 month contract with Petrobras. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	9/01/2008	9/30/2009	113-115	13-month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	10/01/2009	10/31/2010	113-115	13-month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.

Brazil Drillships (3)

Noble Roger Eason (c)	NAM Nedlloyd-C	1977/2005	7,200’-DP	Brazil	Petrobras	3/16/2007	3/15/2010	136-138	Eligible for a maximum 15% performance bonus.	2
				Brazil	Petrobras — Downtime Extension	3/16/2010	8/03/2010	136-138
Petrobras can extend contract for contractor responsible downtime (to date — 141 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Noble Leo Segerius (c)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	7/01/2006	6/13/2008	123-125	Anticipate +/- 42 days of downtime commencing +/- 3Q 2007 for regulatory inspection and refurbishments. Eligible for a maximum 10% performance bonus.			42

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	3/18/2007	3/17/2009	119-121	Eligible for a maximum 15% performance bonus.	2
				Brazil	Petrobras — Downtime Extension	3/18/2009	4/18/2009	119-121
Petrobras can extend contract for contractor responsible downtime (to date — 31 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Note: The entity that owns the rig is fully consolidated; however, there is a minority interest holder for 18%.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 16, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	2Q-07	2Q-07	3Q-07		4Q-07
										A*	E**	E**		E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
North Sea Semisubmersible (1)
										A*	E**	E**		E**

Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500’	United Kingdom	Maersk	5/04/2006	5/05/2007	201-202
					Shipyard	5/06/2007	6/13/2007	234-235	Anticipate +/- 30 days of downtime in 2Q 2007 for upgrades and regulatory inspection paid at 95% of $247k-$248k/day. Anticipate an additional +/- eight days of downtime in 2Q 2007 at zero rate.		8
					Maersk	6/14/2007	7/13/2007	201-202	Return to Maersk to finish well in progress.
					Venture	7/14/2007	7/13/2008	247-248
					Venture	7/14/2008	7/13/2009	359-361

North Sea Jackups (7)

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390’-IC (f)	United Kingdom	Venture	12/13/2006	9/13/2007	109-110
					Venture	9/14/2007	9/14/2008	164-166

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	United Kingdom	RWE	9/13/2006	4/15/2007	124-126
				United Kingdom	RWE — Options	4/16/2007	4/30/2008	124-126	Options: Exercised the second of four wells. Estimated time for each well is 90-100 days.

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk	3/09/2006	9/03/2007	83-85
					Maersk	9/04/2007	9/03/2008	181-183
					Maersk — Options	9/04/2008	9/03/2009	209-211
					Maersk — Options	9/04/2009	9/03/2010	219-221

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Wintershall	1/01/2007	12/31/2007	142-143
					Wintershall	1/01/2008	8/21/2008	219-221	Option for an additional 38 days at $219k-$221k/day must be declared before 1/1/2008.

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2007	12/31/2007	183-185
				Netherlands	Gaz de France	1/01/2008	6/30/2008	204-206

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2007	12/31/2007	183-185
				Netherlands	Gaz de France	1/01/2008	6/30/2008	204-206

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Denmark	Altinex	3/28/2007	5/20/2007	237-239	One well estimated for +/- 30 days.
				Denmark	Dong	5/21/2007	7/31/2007	237-239	Received contract for two wells estimated for +/- 45 days each.
				Netherlands	Chevron	8/01/2007	11/30/2007	234-236	Received contract for a minimum of 120 days, maximum of 180 days.
				Netherlands	Wintershall	12/01/2007	12/31/2008	224-226

West Africa Semisubmersible (1)

Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	6,000’	Nigeria	ExxonMobil	11/29/2004	12/31/2007	128-130	ExxonMobil has exercised all of its options for eight additional wells, which will extend the contract through +/- 12/31/2007.
				Cote d’lvoire	CNR International	1/01/2008	12/31/2008	433-435	One year contract with Anadarko (reassigned to CNR International for work in Cote d’Ivoire) following release from ExxonMobil.

West Africa Jackups (7)

Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/28/2007	3/27/2009	170-171	Anticipate +/- four days of downtime in 4Q 2007 for regulatory inspection.					4

Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (g)	Nigeria	Chevron	5/15/2006	6/28/2008	129-131	Anticipate +/- 60 days of downtime in 4Q 2007 for regulatory inspection and upgrades.					60

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Nigeria	Addax	1/18/2007	1/17/2009	170-171	Anticipate +/- four days of downtime in 4Q 2007 for equipment upgrades.					4

Noble Carl Norberg	MLT Class 82-C	1976/2003	250’-IC	Equatorial Guinea	Hess	8/01/2006	3/31/2008	73-75

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2006	9/02/2008	160-161

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/21/2006	7/13/2008	127-129

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Nigeria	Shell	4/24/2006	4/23/2007	82-84
					Shell	4/24/2007	4/23/2008	164-166
dd
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 16, 2007											Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	2Q-07	2Q-07	3Q-07	4Q-07
										A*	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
Arabian Gulf Jackups (14)
										A*	E**	E**	E**

Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	UAE (Abu Dhabi)	NDC	2/10/2007	7/18/2007	51-52	Returned to work on 02/11/2007, experienced 32 days of downtime for repairs and regulatory inspections.

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300’-IC	Qatar	RasGas	6/01/2005	5/25/2007	55-57
				Qatar	RasGas — Option	5/25/2007	8/01/2007	59-61	Exercised one option well @$56k-$61k/day.
				UAE (Sharjah)	RasGas — Standby	8/02/2007	9/15/2007	45-56	Standby waiting on platform, will perform RasGas paid upgrades and regulatory inspections during standby period. (Noble has right to market rig during this period).
				Qatar	RasGas — Options	9/16/2007	10/15/2007	59-61	Exercised eight option wells @ $59k-$61k/day. Remaining options: Nine wells @ $65k-$67k/day, nine wells @ $71k-$73k/day. Estimated time to complete each well is +/- 45 days.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC	5/29/2006	5/11/2007	51-52
				UAE (Sharjah)	Shipyard	5/12/2007	6/27/2007	—	Anticipate +/- 46 days downtime in 2Q 2007 for regulatory inspections and upgrades, then to QatarGas 3 & 4 for remainder of 700-day contract. (see Noble Dick Favor comments)		46
				Qatar	QatarGas 3 & 4	6/28/2007	7/31/2008	98-100
				Qatar	QatarGas 3 & 4	8/01/2008	4/08/2009	194-196	Contract extension for a minimum of 250 days, maximum of 310 days.

Noble Gus Androes	Levingston Class 111-C	1982/2004	300’-IC	UAE (Dubai)	Shipyard	2/24/2007	4/03/2007	-	Shipyard for regulatory inspections and repairs.	3
				UAE (Abu Dhabi)	Total ABK — Extension	4/04/2007	9/30/2007	74-76	Six-month extension.
				UAE (Abu Dhabi)	Total ABK — Extension	10/01/2007	3/31/2008	TBD	Extensions: Renewable every six months, dayrate increases/decreases capped at 5%.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300’-IC	Qatar	Total	1/05/2007	3/24/2008	84-86
				Qatar	Total — Option	3/25/2008	3/24/2009	98-100	Option: One year.

Noble Mark Burns	Levingston Class 111-C	1980/2005	300’-IC	Qatar	RasGas	8/23/2005	3/07/2007	60-61
				Qatar	RasGas	3/07/2007	10/30/2007	71-81	Exercised three option wells (two wells @ $71k-$73k/day, one well @ $79k-$81k/day).
				UAE (Dubai)	Dubai Petroleum	10/31/2007	10/30/2009	#	Rate withheld at request of operator.

Noble Roy Rhodes (h)	MLT 116-C	1979	300’-IC (h)	UAE (Dubai)	Dubai Petroleum	2/07/2007	2/06/2008	#	Rate withheld at request of operator. Anticipate +/- 21 days of downtime in 4Q 2007 for regulatory inspections.				21
				UAE (Dubai)	Dubai Petroleum	2/07/2008	2/06/2009	#	Rate withheld at request of operator.

Noble Cees van Diemen	Modec 300C-38	1981/2004	300’-IC	Qatar	RasGas	9/23/2004	11/30/2007	59-61	Initial contract for eight wells plus five option wells (four wells exercised to-date)
				Qatar	RasGas	12/01/2007	4/01/2008	87-89

Noble David Tinsley	Modec 300C-38	1981/2004	300’-IC	Qatar	RasGas	1/23/2007	10/31/2007	54-56	Recommenced contract on 1/23/2007.
				Qatar	RasGas	11/01/2007	7/30/2008	61-63

Noble Gene House	Modec 300C-38	1981/1998	300’-IC	Qatar	Shell	2/08/2007	10/01/2007	102-104	One well estimated +/- 150 days bridging until Noble Roger Lewis delivery.
				Qatar	Shell	10/02/2007	6/30/2008	160-162	270 day contract to commence upon delivery of Noble Roger Lewis.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas	10/07/2005	4/30/2007	76-78
				Qatar	RasGas	5/01/2007	2/28/2008	82-89	Exercised four option wells (two wells @ $82k-$84k/day, two wells @ $87k-$89k/day). Estimated time to complete each well is 45-60 days.
				Qatar	RasGas	3/01/2008	11/28/2008	87-89	Remaining option wells exercised from the Noble Mark Burns. Estimated time to complete each well is 60-90 days.

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	Maersk	11/12/2006	11/11/2007	119-121

Noble Dhabi II	Baker Marine BMC 150	1982	150’-IC	UAE (Abu Dhabi)	ADOC	7/15/2006	7/14/2008	59-60

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150’-IC	Qatar	QatarGas 3 & 4	8/10/2006	6/27/2007	91-93
700-day contract with QatarGas 3 & 4 commenced 8/10/2006. The Noble Dick Favor will be utilized only for the first 270-300 days of this contract. The remaining balance of days for this contract will be with the Noble Kenneth Delaney.

				Qatar	QatarGas 3 & 4	6/28/2007	12/31/2007	159-161	Contract extension from the date of arrival of Noble Kenneth Delaney to the end of 2007.
				Qatar	QatarGas 3 & 4	1/01/2008	10/01/2008	159-161	Contract extension.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 16, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	2Q-07	2Q-07	3Q-07	4Q-07
										A*	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
India Jackups (2) (e)
										A*	E**	E**	E**

Noble Ed Holt	Levingston Class 111‑C	1981/2003	300’-IC	India	Jindal/ONGC	1/15/2007	7/29/2009	82-83	Rig bareboat chartered to Jindal which contracted with ONGC. Experienced an additional 8 days of downtime in 1Q 2007.

Noble Charlie Yester	MLT 116-C	1980	300’-IC	India	Jindal/ONGC	1/30/2007	1/29/2010	130-131	Rig bareboat chartered to Jindal which contracted with ONGC.

Far East Semisubmersibles (3)

Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986/2008	10,000’-DP	Dalian, China — DSIC	Shipyard		6/30/2008	-
Five-year contract with Petrobras. Eligible for a maximum 15% bonus. Contract terms require commencement of towing operations to Brazil 30 months after contract finalization (1/2/2006). Mobilization cost paid for by Petrobras (limited to 75 days).

				In-transit	Petrobras	7/01/2008	9/14/2008	208-210
				Brazil	Petrobras	9/15/2008	9/14/2013	219-220

Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000’‑DP	Singapore — Jurong	Shipyard		2/28/2009	-	Four-year contract with Shell following upgrade of baredeck hull to 12,000’ water depth capability.
				U.S. Gulf	Shell	3/01/2009	2/28/2013	429-431	Rate reflects an increase due to equipment upgrades.

Noble Jim Day (Noble Bingo 9000 Rig 4) - Newbuild	Bingo 9000	1999/2009	12,000’-DP	Singapore — Jurong	Shipyard		12/15/2009	—
				U.S. Gulf	Marathon	12/16/2009	12/15/2011	514-516	Received letter of intent from Marathon for two-year contract.

Far East Jackups (3)

Noble Roger Lewis - Newbuild	F&G JU2000-E	2007	400’-IC	Dalian, China — DSIC	Shipyard		7/31/2007	—
				In-transit	Shell	8/01/2007	8/31/2007	40-42
				Qatar	Shell	9/01/2007	8/31/2009	104-106	Two-year contract with Shell.

Noble Hans Deul - Newbuild	F&G JU2000-E	2008	400’-IC	Dalian, China — DSIC	Shipyard		2/28/2008	—
				In-transit	Shell	3/01/2008	5/15/2008	34-36
				North Sea	Shell	5/16/2008	5/15/2010	104-106	Two-year contract with Shell.

Noble Scott Marks - Newbuild	F&G JU2000-E	2009	400’-IC	Dalian, China — DSIC	Shipyard		3/31/2009	—
				In-transit	Venture	4/01/2009	5/31/2009	TBD	Two-year contract with Venture.
				United Kingdom	Venture	6/01/2011	5/31/2011	209-211

										17	149	250	106

											2007 Total		779

(a)	Unit will be upgraded to the NC-5SM mooring standard.

(b)	Unit has been upgraded to the NC-5SM mooring standard.

(c)	Rig utilizes the Aluminum Alloy Riser technology.

(d)
The amount shown in the “Dayrate” column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise. In various international markets, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(e)	Listed rigs are modified bareboat charter; cost structure varies by region.

(f)	Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.

(g)	Rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the rig to operate in up to 300’ of water.

(h)	Rig is currently equipped to operate in 250’ of water.
**E = Estimated; *A = Actual
# = Rate withheld at request of operator.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.